Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Shares	Value
COMMON STOCKS† - 0.0%
Communications - 0.0%
Figs, Inc. — Class A*,14	3,754	$ 43,397
Vacasa, Inc. — Class A*	10,238	40,952
Total Communications		84,349
Consumer, Non-cyclical - 0.0%
Targus Group International Equity, Inc.*,†††,1	17,838	44,709
Industrial - 0.0%
BP Holdco LLC*,†††,1	15,619	9,471
Vector Phoenix Holdings, LP*,†††	15,619	3,732
Total Industrial		13,203
Total Common Stocks
(Cost $199,406)		142,261
PREFERRED STOCKS†† - 2.3%
Financial - 2.3%
Equitable Holdings, Inc.
4.30%	140,000	2,604,000
First Republic Bank
4.50%	54,000	1,027,080
4.25%	46,000	835,820
W R Berkley Corp.
4.13% due 03/30/61	96,000	1,757,760
Kuvare US Holdings, Inc.
7.00% due 02/17/51*,2	1,500,000	1,511,250
PartnerRe Ltd.
4.88%	46,000	933,800
Selective Insurance Group, Inc.
4.60%	20,000	374,000
Total Financial		9,043,710
Total Preferred Stocks
(Cost $11,550,000)		9,043,710
WARRANTS† - 0.0%
Ginkgo Bioworks Holdings, Inc.
Expiring 08/01/26	9,372	6,092
KKR Acquisition Holdings I Corp. - Class A
Expiring 12/31/27*,4	22,975	4,595
Conyers Park III Acquisition Corp.
Expiring 08/12/28*,4	17,900	4,117
Waverley Capital Acquisition Corp.
Expiring 04/30/27*,4	17,000	4,080
AfterNext HealthTech Acquisition Corp.
Expiring 07/09/23*,4	19,233	3,849
Acropolis Infrastructure Acquisition Corp.
Expiring 03/31/26[4]	12,600	1,903
Blue Whale Acquisition Corp.
Expiring 07/09/23*,4	7,800	1,872
RXR Acquisition Corp. – Class A
Expiring 03/08/26*,4	16,686	1,835
Colicity, Inc. – Class A
Expiring 12/31/27*,4	4,004	781
MSD Acquisition Corp.
Expiring 05/13/23*,4	2,723	599
Pershing Square Tontine Holdings, Ltd.
Expiring 07/24/25†††*,4	23,730	2
Total Warrants
(Cost $156,886)		29,725
CLOSED-END FUNDS† - 15.6%
BlackRock Taxable Municipal Bond Trust	1,431,230	27,408,054
Nuveen Taxable Municipal Income Fund	537,476	9,808,937
Nuveen California Quality Municipal Income Fund	482,736	5,860,415
Invesco Municipal Opportunity Trust	450,245	4,619,514
Invesco Trust for Investment Grade Municipals	382,286	3,964,306
Invesco Municipal Trust	309,052	3,118,335
BlackRock MuniVest Fund, Inc.	394,750	2,889,570
Invesco Advantage Municipal Income Trust II	287,297	2,634,513
Total Closed-End Funds
(Cost $75,193,351)		60,303,644
MONEY MARKET FUNDS† - 0.4%
Dreyfus Treasury Securities Cash Management Fund — Institutional Shares, 2.00%[5]	1,187,575	1,187,575
Dreyfus Treasury Obligations Cash Management Fund — Institutional Shares, 2.18%[5]	191,424	191,424
Total Money Market Funds
(Cost $1,378,999)		1,378,999
	Face Amount~
MUNICIPAL BONDS†† - 75.3%
California - 11.9%
Santa Ana Unified School District, California, General Obligation Bonds, Federal Taxable Build America Bonds[13]
7.10% due 08/01/40	7,785,000	9,557,762
6.80% due 08/01/30	2,245,000	2,609,187
Oakland Unified School District, County of Alameda, California, Taxable General Obligation Bonds, Election of 2006, Qualified School Construction Bonds, Series 2012B
6.88% due 08/01/33	10,000,000	10,025,006
East Side Union High School District General Obligation Unlimited
3.13% due 08/01/42[6]	7,500,000	5,861,106
California Public Finance Authority Revenue Bonds
3.27% due 10/15/43	4,800,000	3,473,247
Oakland Unified School District/Alameda County General Obligation Unlimited
3.12% due 08/01/40[6]	2,450,000	1,953,442

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 75.3% (continued)
California - 11.9% (continued)
Marin Community College District General Obligation Unlimited
4.03% due 08/01/38[6]	2,000,000	$1,872,907
Moreno Valley Unified School District General Obligation Unlimited
3.82% due 08/01/44[6]	2,000,000	1,719,304
Hillsborough City School District General Obligation Unlimited
due 09/01/38[7]	1,600,000	741,729
due 09/01/37[7]	1,120,000	551,137
due 09/01/40[7]	500,000	204,443
San Jose Evergreen Community College District General Obligation Unlimited
3.06% due 09/01/45[6]	1,500,000	1,126,147
Manteca Redevelopment Agency Successor Agency Tax Allocation
3.21% due 10/01/42	1,400,000	1,105,688
Placentia-Yorba Linda Unified School District (Orange County, California), General Obligation Bonds, Federally Taxable Direct-Pay Qualified School Construction Bonds, Election of 2008
5.40% due 02/01/26[6]	1,000,000	1,046,239
Monrovia Unified School District, Los Angeles County, California, Election of 2006 General Obligation Bonds, Build America Bonds, Federally Taxable[13]
7.25% due 08/01/28	930,000	1,034,710
Norman Y Mineta San Jose International Airport SJC Revenue Bonds
2.91% due 03/01/35	500,000	403,305
3.27% due 03/01/40	250,000	192,024
3.29% due 03/01/41	70,000	52,945
Cypress School District General Obligation Unlimited
6.65% due 08/01/25	510,000	536,230
Alhambra Unified School District General Obligation Unlimited
6.70% due 02/01/26[6]	500,000	531,966
California State University Revenue Bonds
3.90% due 11/01/47[6]	500,000	461,974
Fremont Unified School District/Alameda County California General Obligation Unlimited
2.75% due 08/01/41	400,000	306,320
Riverside County Redevelopment Successor Agency Tax Allocation
3.88% due 10/01/37	250,000	227,207
Coast Community College District General Obligation Unlimited
2.98% due 08/01/39	250,000	199,651
Total California		45,793,676
Texas - 11.5%
Dallas, Texas, Convention Center Hotel Development Corporation, Hotel Revenue Bonds, Taxable Build America Bonds[13]
7.09% due 01/01/42[6]	10,020,000	11,712,546
Harris County Cultural Education Facilities Finance Corp. Revenue Bonds
3.34% due 11/15/37[6]	8,900,000	7,683,132
Tarrant County Cultural Education Facilities Finance Corp. Revenue Bonds
3.42% due 09/01/50[6]	8,000,000	6,066,806
City of San Antonio Texas Electric & Gas Systems Revenue Bonds
2.91% due 02/01/48[6]	6,800,000	5,311,135
Central Texas Regional Mobility Authority Revenue Bonds
3.29% due 01/01/42[6]	5,250,000	4,261,149
3.27% due 01/01/45	1,150,000	879,666
Dallas/Fort Worth International Airport Revenue Bonds
2.92% due 11/01/50[6]	6,500,000	5,050,581
City of Garland Texas Electric Utility System Revenue Bonds
3.15% due 03/01/51[6]	2,400,000	1,762,653
City of Austin Texas Rental Car Special Facility Revenue Bonds
2.86% due 11/15/42[6]	2,200,000	1,641,624
Total Texas		44,369,292
Washington - 8.5%
Washington State University, Housing and Dining System Revenue Bonds, Taxable Build America Bonds[13]
7.40% due 04/01/41	6,675,000	8,357,561
7.10% due 04/01/32	3,325,000	3,908,726
Central Washington University Revenue Bonds
6.95% due 05/01/40	5,000,000	5,888,949
Central Washington University, System Revenue Bonds, 2010, Taxable Build America Bonds[13]
6.50% due 05/01/30	5,000,000	5,491,990

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 75.3% (continued)
Washington - 8.5% (continued)
Washington State Convention Center Public Facilities District, Lodging Tax Bonds, Taxable Build America Bonds[13]
6.79% due 07/01/40	4,780,000	$5,379,066
County of Pierce Washington Sewer Revenue Bonds
2.87% due 08/01/42[6]	4,300,000	3,224,716
King County Public Hospital District No. 2 General Obligation Limited
3.11% due 12/01/44	1,100,000	850,072
Total Washington		33,101,080
New York - 5.7%
Westchester County Health Care Corporation, Revenue Bonds, Taxable Build America Bonds[13]
8.57% due 11/01/40	10,010,000	12,641,276
Port Authority of New York & New Jersey Revenue Bonds
3.14% due 02/15/51[6]	5,000,000	3,933,250
Westchester County Local Development Corp. Revenue Bonds
3.85% due 11/01/50[6]	4,550,000	3,614,277
New York City Industrial Development Agency Revenue Bonds
2.73% due 03/01/34[6]	2,250,000	1,849,043
Total New York		22,037,846
Pennsylvania - 5.0%
School District of Philadelphia, Pennsylvania, General Obligation Bonds, Series 2011A, Qualified School Construction Bonds - (Federally Taxable - Direct Subsidy)
6.00% due 09/01/30	10,330,000	11,198,169
Pittsburgh, Pennsylvania, School District, Taxable Qualified School Construction Bonds
6.85% due 09/01/29[6]	6,895,000	8,074,062
Doylestown Hospital Authority Revenue Bonds
3.95% due 07/01/24	175,000	166,537
Total Pennsylvania		19,438,768
New Jersey - 4.6%
New Jersey Turnpike Authority Revenue Bonds Taxable Build America Bonds[13]
7.10% due 01/01/41[6]	10,000,000	12,635,708
New Jersey Educational Facilities Authority Revenue Bonds
3.51% due 07/01/42	3,500,000	2,889,827
New Jersey Turnpike Authority Revenue Bonds 2.78% due 01/01/40[6]	2,500,000	1,920,075
Total New Jersey		17,445,610
Illinois - 4.1%
Chicago, Illinois, Second Lien Wastewater Transmission Revenue Project Bonds, Taxable Build America Bonds[13]
6.90% due 01/01/40[6]	5,100,000	5,851,808
Illinois, General Obligation Bonds, Taxable Build America Bonds[13]
7.35% due 07/01/35[6]	4,642,857	5,095,136
Chicago, Illinois, Second Lien Water Revenue Bonds, Taxable Build America Bonds[13]
6.74% due 11/01/40	2,990,000	3,400,225
State of Illinois General Obligation Unlimited
6.63% due 02/01/35	930,000	985,130
6.73% due 04/01/35	200,000	212,870
Chicago Board of Education General Obligation Unlimited
6.14% due 12/01/39	195,000	191,538
Total Illinois		15,736,707
Ohio - 3.9%
County of Franklin Ohio Revenue Bonds
2.88% due 11/01/50[6]	8,900,000	6,345,143
American Municipal Power, Inc., Combined Hydroelectric Projects Revenue Bonds, New Clean Renewable Energy Bonds
7.33% due 02/15/28[6]	5,000,000	5,557,260
Madison Local School District, Richland County, Ohio, School Improvement, Taxable Qualified School Construction Bonds
6.65% due 12/01/29[6]	2,500,000	2,504,630

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 75.3% (continued)
Ohio - 3.9% (continued)
Toronto City School District, Ohio, Qualified School Construction Bonds General Obligation Bonds
7.00% due 12/01/28	890,000	$891,651
Total Ohio		15,298,684
West Virginia - 3.3%
State of West Virginia, Higher Education Policy Commission, Revenue Bonds, Federally Taxable Build America Bonds[13]
2010 7.65% due 04/01/40	10,000,000	12,932,189
Oklahoma - 3.2%
Oklahoma Development Finance Authority Revenue Bonds
5.45% due 08/15/28	10,950,000	9,741,409
Tulsa Airports Improvement Trust Revenue Bonds
3.10% due 06/01/45	3,700,000	2,709,536
Oklahoma State University Revenue Bonds
4.13% due 08/01/48	150,000	127,450
Total Oklahoma		12,578,395
Indiana - 3.0%
Evansville-Vanderburgh School Building Corp. Revenue Bonds
6.50% due 01/15/30[6]	8,690,000	8,713,273
County of Knox Indiana Revenue Bonds
5.90% due 04/01/34[6]	2,920,000	2,870,941
Total Indiana		11,584,214
Michigan - 2.4%
Detroit City School District General Obligation Unlimited
7.75% due 05/01/39[6]	2,540,000	3,192,473
Detroit, Michigan, School District, School Building and Site Bonds, Unlimited Tax General Obligation Bonds, Taxable Qualified School Construction Bonds
6.65% due 05/01/29[6]	2,640,000	2,965,308
Fraser Public School District, Macomb County, Michigan, General Obligation Federally Taxable School Construction Bonds, 2011 School Building and Site Bonds
6.05% due 05/01/26[6]	2,010,000	2,013,282
Oakridge, Michigan, Public Schools, Unlimited Tax General Obligation Bonds
6.75% due 05/01/26	1,000,000	1,002,148
Comstock Park Public Schools General Obligation Unlimited
6.30% due 05/01/26[6]	415,000	415,760
Total Michigan		9,588,971
South Carolina - 1.6%
County of Horry South Carolina Airport Revenue Bonds, Build America Bonds[13]
7.33% due 07/01/40	5,000,000	6,129,075
Colorado - 1.5%
University of Colorado Revenue Bonds
2.81% due 06/01/48	4,250,000	3,112,133
Colorado, Building Excellent Schools Today, Certificates of Participation, Taxable Qualified School Construction
6.82% due 03/15/28	2,500,000	2,816,940
Total Colorado		5,929,073
Massachusetts - 1.1%
Massachusetts Port Authority Revenue Bonds
2.72% due 07/01/42[6]	3,400,000	2,498,309
2.87% due 07/01/51	750,000	513,529
Massachusetts Development Finance Agency Revenue Bonds, Built America Bonds[13]
3.52% due 10/01/46	2,250,000	1,655,286
Total Massachusetts		4,667,124
Alabama - 1.2%
Auburn University Revenue Bonds
2.68% due 06/01/50[6]	6,500,000	4,621,564
New Hampshire - 0.9%
New Hampshire Business Finance Authority Revenue Bonds
3.27% due 05/01/51[6]	4,800,000	3,621,939
Mississippi - 0.9%
Medical Center Educational Building Corp. Revenue Bonds
2.92% due 06/01/41[6]	4,500,000	3,419,464
Louisiana - 0.5%
State of Louisiana Gasoline & Fuels Tax Revenue Bonds
3.05% due 05/01/38[6]	2,500,000	2,105,092
Wisconsin - 0.3%
State of Wisconsin General Obligation Unlimited
2.49% due 05/01/42	1,650,000	1,170,974
Minnesota - 0.1%
City of State Paul Minnesota Sales & Use Tax Revenue Tax Allocation
3.89% due 11/01/35	250,000	233,925

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
MUNICIPAL BONDS†† - 75.3% (continued)
Arkansas - 0.1%
University of Arkansas Revenue Bonds
3.10% due 12/01/41	250,000	$194,264
District of Columbia - 0.0%
Washington Convention & Sports Authority Revenue Bonds
4.31% due 10/01/40	100,000	91,313
Total Municipal Bonds
(Cost $301,742,761)		292,089,239
CORPORATE BONDS†† - 24.1%
Financial - 9.2%
Central Storage Safety Project Trust
4.82% due 02/01/38[6,8]	7,566,944	6,683,792
Wilton RE Ltd.
6.00%[2,3,6,9]	3,800,000	3,328,192
Maple Grove Funding Trust I
4.16% due 08/15/51[2,6]	2,500,000	1,901,377
Liberty Mutual Group, Inc.
4.30% due 02/01/61[2,6]	2,700,000	1,863,000
Ares Finance Company IV LLC
3.65% due 02/01/52[2,6]	2,650,000	1,839,220
Blue Owl Finance LLC
4.38% due 02/15/32[2,6]	2,150,000	1,795,179
Pershing Square Holdings Ltd.
3.25% due 10/01/31	2,100,000	1,658,391
Home Point Capital, Inc.
5.00% due 02/01/26[2,6]	2,250,000	1,597,500
Massachusetts Mutual Life Insurance Co.
3.20% due 12/01/61[2]	1,899,000	1,306,966
Jefferies Finance LLC / JFIN Company-Issuer Corp.
5.00% due 08/15/28[2,6]	1,500,000	1,281,885
National Life Insurance Co.
10.50% due 09/15/39[2]	900,000	1,240,112
Global Atlantic Finance Co.
4.70% due 10/15/51[2,3,6]	1,450,000	1,196,729
Prudential Financial, Inc.
5.13% due 03/01/52[3]	1,200,000	1,114,585
Stewart Information Services Corp.
3.60% due 11/15/31	1,350,000	1,112,597
Ceamer Finance LLC
6.92% due 05/15/38	1,000,000	997,552
FS KKR Capital Corp.
3.25% due 07/15/27	1,150,000	997,345
United Wholesale Mortgage LLC
5.50% due 11/15/25[2,6]	1,100,000	970,750
Kennedy-Wilson, Inc.
5.00% due 03/01/31[6]	1,150,000	945,702
NFP Corp.
6.88% due 08/15/28[2,6]	1,100,000	903,892
Keenan Fort Detrick Energy LLC
4.17% due 11/15/48[2,6]	1,000,000	830,241
Corebridge Financial, Inc.
6.88% due 12/15/52[2,3]	700,000	676,040
QBE Insurance Group Ltd.
5.88%[2,3,9]	650,000	631,251
HUB International Ltd.
5.63% due 12/01/29[2,6]	550,000	481,058
Iron Mountain Information Management Services, Inc.
5.00% due 07/15/32[2]	300,000	249,032
Total Financial		35,602,388
Consumer, Cyclical - 3.8%
Delta Air Lines, Inc.
7.00% due 05/01/25[2,6]	5,400,000	5,590,430
Marriott International, Inc.
2.85% due 04/15/31[6]	2,930,000	2,439,404
5.75% due 05/01/25[6]	320,000	329,055
United Airlines, Inc.
4.63% due 04/15/29[2,6]	2,200,000	1,930,500
Hyatt Hotels Corp.
5.75% due 04/23/30[6]	1,100,000	1,123,548
Magallanes, Inc.
5.14% due 03/15/52[2,6]	1,150,000	920,456
Air Canada
4.63% due 08/15/29[2]	CAD 1,050,000	689,721
PetSmart, Inc. / PetSmart Finance Corp.
4.75% due 02/15/28[2,6]	600,000	534,651
Wabash National Corp.
4.50% due 10/15/28[2,6]	500,000	424,839
Suburban Propane Partners Limited Partnership/Suburban Energy Finance Corp.
5.00% due 06/01/31[2,6]	300,000	264,920
Superior Plus Limited Partnership / Superior General Partner, Inc.
4.50% due 03/15/29[2,6]	250,000	220,452
Station Casinos LLC
4.63% due 12/01/31[2]	200,000	167,102
Aramark Services, Inc.
5.00% due 02/01/28[2]	70,000	64,422
Total Consumer, Cyclical		14,699,500
Consumer, Non-cyclical - 3.5%
Beth Israel Lahey Health, Inc.
3.08% due 07/01/51[6]	2,500,000	1,749,096
Tufts Medical Center, Inc.
7.00% due 01/01/38	1,500,000	1,633,968
Post Holdings, Inc.
4.50% due 09/15/31[2,6]	1,300,000	1,105,351
Amgen, Inc.
4.40% due 02/22/62	1,200,000	1,039,957
HCA, Inc.
4.63% due 03/15/52[2]	1,200,000	993,033
Altria Group, Inc.
3.70% due 02/04/51[6]	1,500,000	976,973
JBS USA LUX S.A. / JBS USA Food Company / JBS USA Finance, Inc.
4.38% due 02/02/52[2]	1,200,000	948,334
Sotheby's
7.38% due 10/15/27[2,6]	1,000,000	942,720
CPI CG, Inc.
8.63% due 03/15/26[2,6]	934,000	897,543

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 24.1% (continued)
Consumer, Non-cyclical - 3.5% (continued)
BCP V Modular Services Finance II plc
6.13% due 10/30/28[2]	GBP 750,000	$703,291
Baylor College of Medicine
5.26% due 11/15/46	600,000	613,884
Medline Borrower, LP
5.25% due 10/01/29[2]	450,000	378,189
Endo Luxembourg Finance Company I SARL / Endo US, Inc.
due 04/01/29[2,6,10]	350,000	300,125
Sabre GLBL, Inc.
9.25% due 04/15/25[2,6]	300,000	295,587
OhioHealth Corp.
2.83% due 11/15/41	300,000	228,549
Performance Food Group, Inc.
6.88% due 05/01/25[2]	225,000	224,719
Kronos Acquisition Holdings, Inc. / KIK Custom Products, Inc.
7.00% due 12/31/27[2,6]	260,000	214,500
Rent-A-Center, Inc.
6.38% due 02/15/29[2,6]	250,000	211,170
Total Consumer, Non-cyclical		13,456,989
Industrial - 2.9%
Boeing Co.
5.81% due 05/01/50[6]	4,000,000	3,836,514
IP Lending V Ltd.
5.13% due 04/02/26†††,2	1,200,000	1,142,289
Cellnex Finance Company S.A.
3.88% due 07/07/41[2,6]	1,250,000	866,950
Artera Services LLC
9.03% due 12/04/25[2,6]	1,050,000	862,806
JELD-WEN, Inc.
6.25% due 05/15/25[2,6]	850,000	828,750
Dyal Capital Partners IV
3.65% due 02/22/41†††	1,000,000	780,276
Summit Materials LLC / Summit Materials Finance Corp.
6.50% due 03/15/27[2,6]	600,000	595,927
Mauser Packaging Solutions Holding Co.
8.50% due 04/15/24[2,6]	600,000	585,214
New Enterprise Stone & Lime Company, Inc.
9.75% due 07/15/28[2,6]	575,000	497,240
Deuce FinCo plc
5.50% due 06/15/27[2]	GBP 500,000	477,471
Howmet Aerospace, Inc.
6.88% due 05/01/25[6]	350,000	359,422
Ardagh Metal Packaging Finance USA LLC / Ardagh Metal Packaging Finance plc
4.00% due 09/01/29[2,6]	400,000	324,000
Total Industrial		11,156,859
Communications - 2.3%
British Telecommunications plc
4.88% (5 Year U.S. Treasury Note Rate + 3.49%) due 11/23/81◊,2,3,6	1,700,000	1,443,630
Rogers Communications, Inc.
4.50% due 03/15/42[2]	1,150,000	1,015,957
Charter Communications Operating LLC / Charter Communications Operating Capital
5.25% due 04/01/53	1,200,000	1,003,909
Corning, Inc.
4.38% due 11/15/57[6]	1,200,000	1,001,067
McGraw-Hill Education, Inc.
8.00% due 08/01/29[2,6]	850,000	737,417
5.75% due 08/01/28[2]	300,000	263,421
LCPR Senior Secured Financing DAC
5.13% due 07/15/29[2,6]	1,150,000	989,000
Altice France S.A.
5.50% due 10/15/29[2,6]	900,000	710,730
5.13% due 07/15/29[2,6]	350,000	265,881
Vodafone Group plc
5.13% due 06/04/81[3,6]	1,100,000	801,043
UPC Broadband Finco BV
4.88% due 07/15/31[2,6]	700,000	605,479
Telenet Finance Luxembourg Notes SARL
5.50% due 03/01/28	200,000	182,000
CSC Holdings LLC
5.25% due 06/01/24[6]	100,000	97,500
Total Communications		9,117,034
Energy - 1.7%
Occidental Petroleum Corp.
7.00% due 11/15/27	2,000,000	2,052,046
Valero Energy Corp.
4.00% due 06/01/52	2,450,000	1,976,408
ITT Holdings LLC
6.50% due 08/01/29[2,6]	1,250,000	1,055,738
NuStar Logistics, LP
6.38% due 10/01/30[6]	1,000,000	910,000
Parkland Corp.
4.63% due 05/01/30[2]	300,000	257,517
Buckeye Partners, LP
4.35% due 10/15/24[6]	250,000	240,175
CVR Energy, Inc.
5.75% due 02/15/28[2]	125,000	113,750
Cheniere Corpus Christi Holdings LLC
7.00% due 06/30/24	100,000	102,794
Total Energy		6,708,428
Technology - 0.4%
Oracle Corp.
3.95% due 03/25/51[6]	1,100,000	790,081
CDW LLC / CDW Finance Corp.
3.57% due 12/01/31	800,000	671,950
Total Technology		1,462,031
Basic Materials - 0.3%
EverArc Escrow SARL
5.00% due 10/30/29[2,6]	700,000	599,641

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
CORPORATE BONDS†† - 24.1% (continued)
Basic Materials - 0.3% (continued)
SCIL IV LLC / SCIL USA Holdings LLC
5.38% due 11/01/26[2,6]	600,000	$498,000
Arconic Corp.
6.00% due 05/15/25[2,6]	200,000	196,250
Mirabela Nickel Ltd.
due 06/24/19[8,10]	96,316	4,816
Total Basic Materials		1,298,707
Total Corporate Bonds
(Cost $109,906,950)		93,501,936
SENIOR FLOATING RATE INTERESTS††,◊ - 12.2%
Consumer, Non-cyclical - 3.1%
Kronos Acquisition Holdings, Inc.
6.82% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.25%) due 12/22/26	1,329,750	1,279,552
Quirch Foods Holdings LLC
7.07% (3 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 10/27/27†††	1,232,367	1,181,531
Mission Veterinary Partners
6.95% ((1 Month USD LIBOR + 4.00%) and (2 Month USD LIBOR + 4.00%), Rate Floor: 4.75%) due 04/27/28	1,240,625	1,169,289
Women's Care Holdings, Inc.
7.87% (6 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 01/17/28	1,089,000	1,020,393
National Mentor Holdings, Inc.
6.13% ((1 Month USD LIBOR + 3.75%) and (3 Month USD LIBOR + 3.75%), Rate Floor: 4.50%) due 03/02/28	1,157,181	977,818
6.01% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 03/02/28	30,000	25,350
Blue Ribbon LLC
8.37% (1 Month USD LIBOR + 6.00%, Rate Floor: 6.75%) due 05/08/28	1,106,875	995,844
PetIQ LLC
6.64% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 04/13/28†††	1,089,000	980,100
HAH Group Holding Co. LLC
7.21% (3 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 10/29/27	987,775	933,448
LaserAway Intermediate Holdings II LLC
8.23% (3 Month USD LIBOR + 5.75%, Rate Floor: 6.50%) due 10/14/27	845,750	824,606
Florida Food Products LLC
7.52% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 10/18/28†††	648,375	606,231
Southern Veterinary Partners LLC
6.52% (1 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 10/05/27	593,970	571,696
Endo Luxembourg Finance Company I SARL
11.50% (Commercial Prime Lending Rate + 6.00%, Rate Floor: 6.75%) due 03/27/28	592,500	516,216
Gibson Brands, Inc.
7.39% (3 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 08/11/28†††	497,500	427,850
Zep, Inc.
5.00% (3 Month USD LIBOR + 4.00%, Rate Floor: 5.00%) due 08/12/24	395,161	343,790
Total Consumer, Non-cyclical		11,853,714
Consumer, Cyclical - 3.0%
MB2 Dental Solutions LLC
8.39% (3 Month Term SOFR + 6.00%, Rate Floor: 7.00%) due 01/29/27†††	1,185,846	1,162,366
8.45% (3 Month Term SOFR + 6.00%, Rate Floor: 6.00%) due 01/29/27†††	325,922	319,469
FR Refuel LLC
7.25% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 11/08/28†††	1,443,596	1,378,634
Pacific Bells, LLC
6.82% (3 Month Term SOFR + 4.50%, Rate Floor: 5.00%) due 11/10/28	1,243,814	1,187,843
First Brands Group LLC
7.94% (6 Month Term SOFR + 5.00%, Rate Floor: 5.00%) due 03/30/27	1,135,625	1,097,650
SP PF Buyer LLC
7.02% (1 Month USD LIBOR + 4.50%, Rate Floor: 4.50%) due 12/22/25	1,181,679	990,803
Zephyr Bidco Ltd.
6.47% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 07/23/25	GBP 900,000	914,300
TTF Holdings Intermediate LLC
6.56% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 03/31/28†††	846,100	827,062

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 12.2% (continued)
Consumer, Cyclical - 3.0% (continued)
Accuride Corp.
7.50% (3 Month USD LIBOR + 5.25%, Rate Floor: 6.25%) due 11/17/23	830,556	$716,354
PetSmart LLC
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 02/11/28	594,000	579,150
ImageFIRST Holdings LLC
6.75% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 04/27/28	594,333	566,102
NFM & J LLC
8.27% (1 Month USD LIBOR + 5.75%, Rate Floor: 6.75%) due 11/30/27†††	494,641	481,795
WESCO
6.51% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 06/14/24†††	479,328	471,546
Camin Cargo Control, Inc.
9.02% (1 Month USD LIBOR + 6.50%, Rate Floor: 7.50%) due 06/04/26†††	478,051	467,948
The Facilities Group
8.32% ((1 Month USD LIBOR + 5.75%) and (3 Month USD LIBOR + 5.75%), Rate Floor: 6.75%) due 11/30/27†††	319,921	311,613
BRE/Everbright M6 Borrower LLC
7.44% (1 Month USD LIBOR + 5.00%, Rate Floor: 5.75%) due 09/09/26	148,875	145,153
Total Consumer, Cyclical		11,617,788
Industrial - 2.4%
CapStone Acquisition Holdings, Inc.
7.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 11/12/27†††	1,964,783	1,905,840
Waterlogic USA Holdings, Inc.
7.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.25%) due 08/17/28	1,237,500	1,218,937
Arcline FM Holdings LLC
7.00% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 06/23/28†††	1,191,000	1,143,360
Dispatch Terra Acquisition LLC
6.50% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 03/27/28	1,138,500	1,047,420
DXP Enterprises, Inc.
7.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.75%) due 12/23/27	973,917	932,039
Merlin Buyer, Inc.
6.46% (1 Month Term SOFR + 4.00%, Rate Floor: 4.00%) due 12/14/28	748,125	720,691
Aegion Corp.
7.13% (1 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 05/17/28†††	595,500	553,815
PECF USS Intermediate Holding III Corp.
6.77% (1 Month USD LIBOR + 4.25%, Rate Floor: 4.75%) due 12/15/28	497,500	462,302
STS Operating, Inc. (SunSource)
6.77% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.25%) due 12/11/24	384,649	370,063
YAK MAT (YAK ACCESS LLC)
12.18% (3 Month USD LIBOR + 10.00%, Rate Floor: 10.00%) due 07/10/26	851,051	367,722
TK Elevator Midco GmbH
3.00% (1 Month EURIBOR + 3.00%, Rate Floor: 3.00%) due 01/29/27†††	EUR 226,219	210,161
Integrated Power Services Holdings, Inc.
7.02% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 11/22/28†††	199,171	195,188
ILPEA Parent, Inc.
7.03% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 06/22/28†††	146,971	141,827
Total Industrial		9,269,365
Technology - 1.8%
Polaris Newco LLC
5.86% ((1 Month USD LIBOR + 3.50%) and (3 Month USD LIBOR + 3.50%), Rate Floor: 3.50%) due 06/04/26†††	1,645,000	1,490,387
Sitecore Holding III A/S
7.00% (3 Month EURIBOR + 7.00%, Rate Floor: 7.00%) due 03/12/26†††	EUR 654,825	650,900
8.74% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	530,971	525,361
Planview Parent, Inc.
6.52% (1 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 12/17/27	1,132,750	1,097,589
Atlas CC Acquisition Corp.
7.32% (3 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 05/25/28	990,000	933,491

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
SENIOR FLOATING RATE INTERESTS††,◊ - 12.2% (continued)
Technology - 1.8% (continued)
Aston FinCo SARL
6.46% (1 Month GBP SONIA + 4.75%, Rate Floor: 4.75%) due 10/09/26†††	GBP 790,030	$864,852
Misys Ltd.
6.87% (3 Month USD LIBOR + 3.50%, Rate Floor: 4.50%) due 06/13/24	411,371	384,068
24-7 Intouch, Inc.
7.27% (1 Month USD LIBOR + 4.75%, Rate Floor: 4.75%) due 08/25/25	387,977	376,338
Datix Bidco Ltd.
8.44% (6 Month GBP SONIA + 7.75%, Rate Floor: 7.75%) due 04/27/26†††	GBP 300,000	341,305
Sitecore USA, Inc.
8.74% (3 Month USD LIBOR + 7.00%, Rate Floor: 7.50%) due 03/12/26†††	259,969	257,223
Total Technology		6,921,514
Financial - 1.0%
Jones Deslauriers Insurance Management, Inc.
7.75% (3 Month Canada Banker Acceptance + 4.25%, Rate Floor: 5.00%) due 03/27/28†††	CAD 2,005,695	1,451,155
11.00% (3 Month Canada Banker Acceptance + 7.50%, Rate Floor: 8.00%) due 03/26/29†††	CAD 825,000	600,043
HighTower Holding LLC
6.73% (3 Month USD LIBOR + 4.00%, Rate Floor: 4.75%) due 04/21/28	936,845	907,569
Franchise Group, Inc.
6.50% (3 Month USD LIBOR + 4.75%, Rate Floor: 5.50%) due 03/10/26	799,104	774,467
Eisner Advisory Group
7.32% (1 Month Term SOFR + 4.75%, Rate Floor: 4.75%) due 07/28/28†††	347,376	333,481
Total Financial		4,066,715
Communications - 0.6%
FirstDigital Communications LLC
6.63% (1 Month USD LIBOR + 4.25%, Rate Floor: 5.00%) due 12/17/26†††	1,250,000	1,223,763
Syndigo LLC
6.89% (1 Month USD LIBOR + 4.50%, Rate Floor: 5.25%) due 12/15/27†††	1,135,625	1,084,522
Total Communications		2,308,285
Utilities - 0.2%
Hamilton Projects Acquiror LLC
6.75% (3 Month USD LIBOR + 4.50%, Rate Floor: 5.50%) due 06/17/27	635,722	623,535
Oregon Clean Energy LLC
6.27% (1 Month USD LIBOR + 3.75%, Rate Floor: 4.75%) due 03/01/26	209,127	203,301
Total Utilities		826,836
Basic Materials - 0.1%
NIC Acquisition Corp.
6.00% (3 Month USD LIBOR + 3.75%, Rate Floor: 4.50%) due 12/29/27	691,250	591,019
Total Senior Floating Rate Interests
(Cost $50,700,573)		47,455,236
ASSET-BACKED SECURITIES†† - 4.8%
Financial - 1.3%
Thunderbird A
5.50% due 03/01/37†††	2,030,000	2,030,000
Lightning A
5.50% due 03/01/37†††	2,030,000	2,030,000
KKR Core Holding Company LLC
4.00% due 08/12/31†††	1,252,216	1,100,179
Total Financial		5,160,179
Infrastructure - 1.2%
VB-S1 Issuer LLC - VBTEL
2022-1A, 4.29% due 02/15/52[2]	5,000,000	4,489,831
Transport-Aircraft - 1.2%
Sprite Ltd.
2021-1, 3.75% due 11/15/46[2]	1,164,775	1,027,136
GAIA Aviation Ltd.
2019-1, 3.97% due 12/15/44[2,11]	1,207,747	1,002,547
Start Ltd.
2018-1, 4.09% due 05/15/43[2]	1,105,671	984,666
JOL Air Ltd.
2019-1, 3.97% due 04/15/44[2]	1,007,987	866,879

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

	Face Amount~	Value
ASSET-BACKED SECURITIES†† - 4.8% (continued)
Transport-Aircraft - 1.2% (continued)
Castlelake Aircraft Structured Trust
2021-1A, 6.66% due 01/15/46[2]	725,290	$595,645
Total Transport-Aircraft		4,476,873
Collateralized Loan Obligations - 1.1%
ABPCI Direct Lending Fund IX LLC
2021-9A BR, 5.27% (3 Month USD LIBOR + 2.50%, Rate Floor: 2.50%) due 11/18/31◊,2	2,500,000	2,335,394
ABPCI Direct Lending Fund CLO II LLC
2021-1A CR, 5.86% (3 Month USD LIBOR + 3.15%, Rate Floor: 3.15%) due 04/20/32◊,2	1,000,000	946,082
WhiteHorse X Ltd.
2015-10A E, 8.04% (3 Month USD LIBOR + 5.30%, Rate Floor: 5.30%) due 04/17/27◊,2	502,421	464,621
WhiteHorse VIII Ltd.
2014-1A E, 7.33% (3 Month USD LIBOR + 4.55%, Rate Floor: 0.00%) due 05/01/26◊,2	505,042	456,571
BNPP IP CLO Ltd.
2014-2A E, 8.03% (3 Month USD LIBOR + 5.25%, Rate Floor: 0.00%) due 10/30/25◊,2	267,939	159,022
Staniford Street CLO Ltd.
2014-1A D, 5.33% (3 Month USD LIBOR + 3.50%, Rate Floor: 0.00%) due 06/15/25◊,2	17,315	17,311
Total Collateralized Loan Obligations		4,379,001
Total Asset-Backed Securities
(Cost $19,692,663)		18,505,884
COLLATERALIZED MORTGAGE OBLIGATIONS†† - 0.7%
Residential Mortgage-Backed Securities - 0.5%
Imperial Fund Mortgage Trust
2022-NQM2, 4.20% (WAC) due 03/25/67◊,2	2,143,861	2,015,465
Military Housing - 0.2%
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1, 0.70% (WAC) due 11/25/55◊,2,12	6,917,882	498,658
2015-R1, 5.94% (WAC) due 11/25/52◊,8	87,440	77,129
Total Military Housing		575,787
Total Collateralized Mortgage Obligations
(Cost $2,772,195)		2,591,252
FOREIGN GOVERNMENT DEBT†† - 0.2%
Panama Government International Bond
4.50% due 01/19/63	1,250,000	944,006
Total Foreign Government Debt
(Cost $1,242,229)		944,006
Total Investments - 135.6%
(Cost $574,536,013)		$525,985,892
	Contracts	Value
LISTED OPTIONS WRITTEN† - (0.0)%
Call Options on:
Equity Options
Figs, Inc.
Expiring December 2022 with strike price of $50.00 (Notional Value $3,468)	3	–
Figs, Inc.
Expiring December 2022 with strike price of $55.00 (Notional Value $3,468)	3	–
Total Listed Options Written
(Premiums received $6,332)		–
Other Assets & Liabilities, net - (35.6)%	(138,026,736)
Total Net Assets - 100.0%		$ 387,959,156

Forward Foreign Currency Exchange Contracts††
Counterparty	Currency	Type	Quantity	Contract Amount	Settlement Date	Unrealized Appreciation (Depreciation)
Barclays Bank plc	GBP	Sell	2,938,000	3,589,187 USD	09/16/22	$175,775
Goldman Sachs International	CAD	Sell	3,598,000	2,821,275 USD	09/16/22	81,348
JPMorgan Chase Bank, N.A.	EUR	Sell	912,000	943,877 USD	09/16/22	26,788
Morgan Stanley Capital Services LLC	CAD	Buy	63,000	48,127 USD	09/16/22	(151)
						$283,760

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

~	The face amount is denominated in U.S. dollars unless otherwise indicated.
*	Non-income producing security.
†	Value determined based on Level 1 inputs, unless otherwise noted — See Note 3.
††	Value determined based on Level 2 inputs, unless otherwise noted — See Note 3.
†††	Value determined based on Level 3 inputs — See Note 3.
◊	Variable rate security. Rate indicated is the rate effective at August 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
1	Affiliated issuer.
2	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be liquid under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) securities is $72,418,615 (cost $83,625,050), or 18.7% of total net assets.
3	Security has a fixed rate coupon which will convert to a floating or variable rate coupon on a future date.
4	Special Purpose Acquisition Company (SPAC).
5	Rate indicated is the 7-day yield as of August 31, 2022.
6	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements. As of August 31, 2022, the total value of securities segregated was $160,553,465.
7	Zero coupon rate security.
8	Security is a 144A or Section 4(a)(2) security. These securities have been determined to be illiquid and restricted under guidelines established by the Board of Trustees. The total market value of 144A or Section 4(a)(2) illiquid and restricted securities is $6,765,737 (cost $7,895,153), or 1.7% of total net assets — See Note 6.
9	Perpetual maturity.
10	Security is in default of interest and/or principal obligations.
11	Security is a step up/down bond, with a 3.97% coupon rate until November 14, 2026. Futures rate will be 2.00% commencing on November 15, 2026.
12	Security is an interest-only strip.
13 14	Taxable municipal bond issued as part of the Build America Bond program. Security represents cover for outstanding options written.

CAD — Canadian Dollar
EUR — Euro
EURIBOR — European Interbank Offered Rate
GBP — British Pound
LIBOR — London Interbank Offered Rate
plc — Public Limited Company
SARL — Société à Responsabilité Limitée
SOFR — Secured Overnight Financing Rate
SONIA — Sterling Overnight Index Average
WAC — Weighted Average Coupon

See Sector Classification in Other Information section.

The following table summarizes the inputs used to value the Trust’s investments at August 31, 2022 (See Note 3 in the Notes to Schedule of Investments):

Investments in Securities (Assets)	Level 1 Quoted Prices	Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Common Stocks	$ 84,349	$ —	$ 57,912	$ 142,261
Preferred Stocks	—	9,043,710	—	9,043,710
Warrants	29,723	—	2	29,725
Closed-End Funds	60,303,644	—	—	60,303,644
Money Market Funds	1,378,999	—	—	1,378,999
Municipal Bonds	—	292,089,239	—	292,089,239
Corporate Bonds	—	91,579,371	1,922,565	93,501,936
Senior Floating Rate Interests	—	25,865,908	21,589,328	47,455,236
Asset-Backed Securities	—	13,345,705	5,160,179	18,505,884
Collateralized Mortgage Obligations	—	2,591,252	—	2,591,252
Foreign Government Debt	—	944,006	—	944,006
Forward Foreign Currency Exchange Contracts**	—	283,911	—	283,911
Total Assets	$ 61,796,715	$ 435,743,102	$ 28,729,986	$ 526,269,803

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust
SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Investments in Securities (Liabilities)	Level 1 Quoted Prices		Level 2 Significant Observable Inputs	Level 3 Significant Unobservable Inputs	Total
Forward Foreign Currency Exchange Contracts**	$ —		$ 151	$ —	$ 151
Unfunded Loan Commitments (Note 5)	—		—	143,830	143,830
Options Written	—	*	—	—	—
Total Liabilities	$ —		$ 151	$ 143,830	$ 143,981

* Security has a market value of $0.
** This derivative is reported as unrealized appreciation/depreciation at period end.

Please refer to the detailed Schedule of Investments for a breakdown of investment type by industry category.

The Trust may hold assets and/or liabilities in which the fair value approximates the carrying amount for financial statement purposes. As of the period end, reverse repurchase agreements of $142,968,167 are categorized as Level 2 within the disclosure hierarchy — See Note 2.

The following is a summary of significant unobservable inputs used in the fair valuation of assets and liabilities categorized within Level 3 of the fair value hierarchy:

Category	Ending Balance at August 31, 2022	Valuation Technique	Unobservable Inputs	Input Range	Weighted Average*
Assets:
Asset-Backed Securities	$4,060,000	Third Party Pricing	Trade Price	—	—
Asset-Backed Securities	1,100,179	Yield Analysis	Yield	6.0%	—
Common Stocks	57,912	Enterprise Value	Valuation Multiple	2.6x-9.0x	5.6x
Corporate Bonds	1,922,565	Option adjusted spread off prior month end broker quote	Broker Quote	—	—
Senior Floating Rate Interests	13,675,491	Third Party Pricing	Broker Quote	—	—
Senior Floating Rate Interests	6,213,289	Yield Analysis	Yield	7.1%-11.5%	9.1%
Senior Floating Rate Interests	1,700,548	Model Price	Purchase Price	—	—
Warrants	2	Model Price	Liquidation Value	—	—
Total Assets	$28,729,986
Liabilities:
Unfunded Loan Commitments	$143,830	Model Price	Purchase Price	—	—

* Inputs are weighted by the fair value of the instruments.

Significant changes in a quote, yield, liquidation value or valuation multiple would generally result in significant changes in the fair value of the security.

The Trust’s fair valuation leveling guidelines classify a single daily broker quote, or a vendor price based on a single daily or monthly broker quote, as Level 3, if such a quote or price cannot be supported with other available market information.

Transfer between Level 2 and Level 3 may occur as markets fluctuate and/or the availability of data used in an investment’s valuation changes. For the period ended August 31, 2022, the Trust had securities with a total value of $5,236,260 transfer into Level 3 from Level 2 due to a lack of observable inputs.

Summary of Fair Value Level 3 Activity

Following is a reconciliation of Level 3 assets for which significant unobservable inputs were used to determine fair value for the period ended August 31, 2022:

	Assets						Liabilities
	Asset-Backed Securities	Corporate Bonds	Senior Floating Rate Interests	Warrants	Common Stocks	Total Assets	Unfunded Loan Commitments
Beginning Balance	$3,513,081	$2,047,784	$16,636,064	$-	$60,406	$22,257,335	$(180,973)
Purchases/(Receipts)	1,760,000	-	901,014	-	-	2,661,014	(42,850)
(Sales, maturities and paydowns)/Fundings	(4,123)	-	(826,601)	-	-	(830,724)	70,765
Amortization of premiums/discounts	-	-	26,453	-	-	26,453	-
Total realized gains (losses) included in earnings	-	-	(7,648)	-	-	(7,648)	22,896
Total change in unrealized appreciation (depreciation) included in earnings	(108,779)	(125,219)	(376,214)	2	(2,494)	(612,704)	(13,668)
Transfers into Level 3	-	-	5,236,260	-	-	5,236,260	-
Transfers out of Level 3	-	-	-	-	-	-	-
Ending Balance	$5,160,179	$1,922,565	$21,589,328	$2	$57,912	$28,729,986	$(143,830)
Net change in unrealized appreciation (depreciation) for investments in Level 3 securities still held at August 31, 2022	$(108,779)	$(125,219)	$(349,038)	$2	$(2,494)	$(585,528)	$(17,965)

Affiliated Transactions

Investments representing 5% or more of the outstanding voting shares of acompany, or control of or by, or common control under Guggenheim Investments  result in that company being considered an affiliated issuer, as defined in the 1940 Act.

Transactions during the period ended August 31, 2022, in which the company is an affiliated issuer, were as follows:

Security Name	Value 05/31/22	Additions	Reductions	Realized Gain (Loss)	Change in Unrealized Appreciation (Depreciation)	Value 08/31/22	Shares 08/31/22
Common Stocks
BP Holdco LLC*	$11,011	$–	$–	$–	$(1,540)	$9,471	15,619
Targus Group International Equity, Inc.*	45,100	–	–	–	(391)	44,709	17,838
	$56,111	$–	$–	$–	$(1,931)	$54,180

*	Non-income producing security.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Note 1 – Organization and Significant Accounting Policies

Organization

Guggenheim Taxable Municipal Bond & Investment Grade Debt Trust (the “Trust”) was organized as a Delaware statutory trust on June 30, 2010. The Trust is registered as a diversified, closed-end management investment company under the Investment Company Act of 1940, as amended (the “1940 Act”).

The Trust’s primary investment objective is to provide current income with a secondary objective of long-term capital appreciation. There can be no assurance that the Trust will achieve its investment objectives. The Trust’s investment objectives are considered fundamental and may not be changed without shareholder approval.

For information on the Trust’s other significant accounting policies, please refer to the Trust’s most recent semi-annual or annual shareholder report.

Significant Accounting Policies

The Trust operates as an investment company and, accordingly, follows the investment company accounting and reporting guidance of the Financial Accounting Standards Board (“FASB”) Accounting Standards Codification Topic 946 Financial Services – Investment Companies.

The following significant accounting policies are in conformity with U.S. generally accepted accounting principles (“U.S. GAAP”) and are consistently followed by the Trust. This requires management to make estimates and assumptions that affect the reported amount of assets and liabilities, contingent assets and liabilities at the date of the financial statements, and the reported amounts of revenues and expenses during the reporting period. Actual results could differ from these estimates. All time references are based on Eastern Time.

(a) Valuation of Investments

The Board of Trustees of the Trust (the “Board”) has adopted policies and procedures for the valuation of the Trust's investments (the “Valuation Procedures”). Pursuant to the Valuation Procedures, the Board has delegated to a valuation committee, consisting of representatives from Guggenheim’s investment management, fund administration, legal and compliance departments (the “Valuation Committee”), the day-to-day responsibility for implementing the Valuation Procedures, including, under most circumstances, the responsibility for determining the fair value of the Trust's securities and/or other assets.

Valuations of the Trust's securities and other assets are supplied primarily by pricing services appointed pursuant to the processes set forth in the Valuation Procedures. The Valuation Committee convenes monthly, or more frequently as needed, to review the valuation of all assets which have been fair valued for reasonableness. The Trust's officers, through the Valuation Committee and consistent with the monitoring and review responsibilities set forth in the Valuation Procedures, regularly review procedures used and valuations provided by the pricing services.

If the pricing service cannot or does not provide a valuation for a particular investment or such valuation is deemed unreliable, such investment is fair valued by the Valuation Committee.

Equity securities listed or traded on a recognized U.S. securities exchange or the National Association of Securities Dealers Automated Quotations (“NASDAQ”) National Market System shall generally be valued on the basis of the last sale price on the primary U.S. exchange or market on which the security is listed or traded; provided, however, that securities listed on NASDAQ will be valued at the NASDAQ Official Closing Price, which may not necessarily represent the last sale price. If there is no sale on the valuation date, exchange-traded U.S. equity securities will be valued on the basis of the last bid price.

Open-end investment companies are valued at their net asset value as of the close of business, on the valuation date. Exchange-traded funds and closed-end investment companies are valued at the last quoted sale price.

Generally, trading in foreign securities markets is substantially completed each day at various times prior to the close of the New York Stock Exchange ("NYSE"). The values of foreign securities are determined as of the close of such foreign markets or the close of the NYSE, if earlier. All investments quoted in foreign currencies are valued in U.S. dollars on the basis of the foreign currency exchange rates prevailing at the close of U.S. business at 4:00 p.m. Investments in foreign securities may involve risks not present in domestic investments. The Valuation Committee will determine the current value of such foreign securities by taking into consideration certain factors which may include those discussed above, as well as the following factors, among others: the value of the securities traded on other foreign markets, ADR trading, closed-end fund trading, foreign currency exchange activity, and the trading prices of financial products that are tied to foreign securities. In addition, under the Valuation Procedures, the Valuation Committee and GI are authorized to use prices and other information supplied by a third party pricing vendor in valuing foreign securities.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Debt securities with a maturity of greater than 60 days at acquisition are valued at prices that reflect broker-dealer supplied valuations or are obtained from independent pricing services, which may consider the trade activity, treasury spreads, yields or price of bonds of comparable quality, coupon, maturity, and type, as well as prices quoted by dealers who make markets in such securities. Short-term debt securities with a maturity of 60 days or less at acquisition are valued at amortized cost, provided such amount approximates market value.

Typically, loans are valued using information provided by an independent third party pricing service which uses broker quotes, among other inputs. If the pricing service cannot or does not provide a valuation for a particular loan, or such valuation is deemed unreliable, such investment is valued based on a quote from a broker-dealer or is fair valued by the Valuation Committee.

Exchange-traded options are valued at the mean of the bid and ask prices on the principal exchange on which they are traded. Over-the-counter (“OTC”) options are valued using a price provided by a pricing service.

Forward foreign currency exchange contracts are valued daily based on the applicable exchange rate of the underlying currency.

Investments for which market quotations are not readily available are fair-valued as determined in good faith by GFIA, subject to review and approval by the Valuation Committee, pursuant to methods established or ratified by the Board. Valuations in accordance with these methods are intended to reflect each security’s (or asset’s or liability’s) “fair value". Each such determination is based on a consideration of all relevant factors, which are likely to vary from one pricing context to another. Examples of such factors may include, but are not limited to market prices; sale prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics, or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information analysis.

The Trust may acquire an interest in a special purpose acquisition company (“SPAC”) in an initial public offering or a secondary market transaction. SPAC investments carry many of the same risks as investments in initial public offering securities, such as erratic price movements, greater risk of loss, lack of information about the issuer, limited operating and little public or no trading history, and higher transaction costs. An investment in a SPAC is typically subject to a higher risk of dilution by additional later offerings of interests in the SPAC or by other investors exercising existing rights to purchase shares of the SPAC and interests in SPACs may be illiquid and/or be subject to restrictions on resale. A SPAC is a publicly traded company that raises investment capital for the purpose of acquiring the equity securities of one or more existing companies (or interests therein) via merger, combination, acquisition or other similar transactions. Unless and until an acquisition is completed, a SPAC generally invests its assets (less a portion retained to cover expenses) in U.S. government securities, money market securities and cash and does not typically pay dividends in respect of its common stock. SPAC investments are also subject to the risk that a significant portion of the Trust raised by the SPAC may be expended during the search for a target acquisition or merger and that the SPAC may have limited time in which to conduct due diligence on potential business combination targets. Because SPACs are in essence blank check companies without operating history or ongoing business other than seeking acquisitions, the value of their securities is particularly dependent on the ability of the entity’s management to identify and complete a profitable acquisition. Among other conflicts of interest, the economic interests of the management, directors, officers and related parties of a SPAC can differ from the economic interests of public shareholders, which may lead to conflicts as they evaluate, negotiate and recommend business combination transactions to shareholders. This risk may become more acute as the deadline for the completion of a business combination nears. There is no guarantee that the SPACs in which the Trust invests will complete an acquisition or that any acquisitions that are completed will be profitable.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Note 2 – Financial Instruments and Derivatives

As part of its investment strategy, the Trust utilizes a variety of derivative instruments. These investments involve, to varying degrees, elements of market risk. Valuation and accounting treatment of these instruments can be found under Significant Accounting Policies in Note 1 of these Notes to Schedule of Investments.

Derivatives are instruments whose values depend on, or are derived from, in whole or in part, the value of one or more other assets, such as securities, currencies, commodities or indices. Derivative instruments may be used to increase investment flexibility (including to maintain cash reserves while maintaining exposure to certain other assets), for risk management (hedging) purposes, to facilitate trading, to reduce transaction costs and to pursue higher investment returns. Derivative instruments may also be used to mitigate certain investment risks, such as foreign currency exchange rate risk, interest rate risk and credit risk. U.S. GAAP requires disclosures to enable investors to better understand how and why a Trust uses derivative instruments, how these derivative instruments are accounted for and their effects on the Trust’s financial position and results of operations.

The Trust utilized derivatives for the following purposes:

Hedge: an investment made in order to reduce the risk of adverse price movements in a security, by taking an offsetting position to protect against broad market moves.

Income: the use of any instrument that distributes cash flows typically based upon some rate of interest.

Options Purchased and Written

A call option on a security gives the purchaser of the option the right to buy, and the writer of a call option the obligation to sell, the underlying security. The purchaser of a put option has the right to sell, and the writer of the put option the obligation to buy, the underlying security at any time during the option period. The risk associated with purchasing options is limited to the premium originally paid.

The risk in writing a call option is that a Trust may incur a loss if the market price of the underlying security increases and the option is exercised. The risk in writing a put option is that a Trust may incur a loss if the market price of the underlying security decreases and the option is exercised. In addition, there may be an imperfect correlation between the movement in prices of options and the underlying securities where a Trust may not be able to enter into a closing transaction because of an illiquid secondary market; or, for OTC options, a Trust may be at risk because of the counterparty’s inability to perform.

Forward Foreign Currency Exchange Contracts

A forward foreign currency exchange contract is an agreement between two parties to exchange two designated currencies at a specific time in the future. Certain types of contracts may be cash settled, in an amount equal to the change in exchange rates during the term of the contract. The contracts can be used to hedge or manage exposure to foreign currency risks with portfolio investments or to gain exposure to foreign currencies.

The market value of a forward foreign currency exchange contract changes with fluctuations in foreign currency exchange rates. Furthermore, the Trust may be exposed to risk if the counterparties cannot meet the contract terms or if the currency value changes unfavorably as compared to the U.S. dollar.

In conjunction with the use of derivative instruments, the Trust is required to maintain collateral in various forms. Depending on the financial instrument utilized and the broker involved, the Trust uses margin deposits at the broker, cash and/or securities segregated at the custodian bank, discount notes or repurchase agreements allocated to the Trust as collateral.

The Trust has established counterparty credit guidelines and enters into transactions only with financial institutions of investment grade or better. The Trust monitors the counterparty credit risk.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Foreign Investments

There are several risks associated with exposure to foreign currencies, foreign issuers and emerging markets. The Trust’s indirect and direct exposure to foreign currencies subjects the Trust to the risk that those currencies will decline in value relative to the U.S. dollar, or in the case of short positions, that the U.S. dollar will decline in value relative to the currency being hedged. Currency rates in foreign countries may fluctuate significantly over short periods of time for a number of reasons, including changes in interest rates and the imposition of currency controls or other political developments in the U.S. or abroad. In addition, the Trust may incur transaction costs in connection with conversions between various currencies. The Trust may, but is not obligated to, engage in currency hedging transactions, which generally involve buying currency forward, options or futures contracts. However, not all currency risks may be effectively hedged, and in some cases the costs of hedging techniques may outweigh expected benefits. In such instances, the value of securities denominated in foreign currencies can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar.

The Trust may invest in securities of foreign companies directly, or in financial instruments, such as ADRs and exchange-traded funds, which are indirectly linked to the performance of foreign issuers. Foreign markets can be more volatile than the U.S. market due to increased risks of adverse issuer, political, regulatory, market, or economic developments and can perform differently from the U.S. market. Investing in securities of foreign companies directly, or in financial instruments that are indirectly linked to the performance of foreign issuers, may involve risks not typically associated with investing in U.S. issuers. The value of securities denominated in foreign currencies, and of dividends from such securities, can change significantly when foreign currencies strengthen or weaken relative to the U.S. dollar. Foreign securities markets generally have less trading volume and less liquidity than U.S. markets, and prices in some foreign markets may fluctuate more than those of securities traded on U.S. markets. Many foreign countries lack accounting and disclosure standards comparable to those that apply to U.S. companies, and it may be more difficult to obtain reliable information regarding a foreign issuer’s financial condition and operations. Transaction costs and costs associated with custody services are generally higher for foreign securities than they are for U.S. securities. Some foreign governments levy withholding taxes against dividend and interest income. Although in some countries portions of these taxes are recoverable, the non-recovered portion will reduce the income received by the Trust.

Reverse Repurchase Agreements

The Trust may enter into reverse repurchase agreements as part of its financial leverage strategy. Under a reverse repurchase agreement, the Trust temporarily transfers possession of a portfolio instrument to another party, such as a bank or broker-dealer, in return for cash. At the same time, the Trust agrees to repurchase the instrument at an agreed upon time and price, which reflects an interest payment. Such agreements have the economic effect of borrowings. The Trust may enter into such agreements when it is able to invest the cash acquired at a rate higher than the cost of the agreement, which would increase earned income. When the Trust enters into a reverse repurchase agreement, any fluctuations in the market value of either the instruments transferred to another party or the instruments in which the proceeds may be invested would affect the market value of the Trust’s assets. As a result, such transactions may increase fluctuations in the market value of the Trust’s assets.

Note 3 – Fair Value Measurement

In accordance with U.S. GAAP, fair value is defined as the price that the Trust would receive to sell an investment or pay to transfer a liability in an orderly transaction with an independent buyer in the principal market, or in the absence of a principal market, the most advantageous market for the investment or liability. U.S. GAAP establishes a three-tier fair value hierarchy based on the types of inputs used to value assets and liabilities and requires corresponding disclosure. The hierarchy and the corresponding inputs are summarized below:

Level 1 — quoted prices in active markets for identical assets or liabilities.

Level 2 — significant other observable inputs (for example quoted prices for securities that are similar based on characteristics such as interest rates, prepayment speeds, credit risk, etc.).

Level 3 — significant unobservable inputs based on the best information available under the circumstances, to the extent observable inputs are not available, which may include assumptions.

The types of inputs available depend on a variety of factors, such as the type of security and the characteristics of the markets in which it trades, if any. Fair valuation determinations that rely on fewer or no observable inputs require greater judgment. Accordingly, fair value determinations for Level 3 securities require the greatest amount of judgment.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Independent pricing services are used to value a majority of the Trust’s investments. When values are not available from a pricing service, they will be determined using a variety of sources and techniques, including: market prices; broker quotes; and models which derive prices based on inputs such as prices of securities with comparable maturities and characteristics or based on inputs such as anticipated cash flows or collateral, spread over U.S. Treasury securities, and other information and analysis. A significant portion of the Trust’s assets and liabilities are categorized as Level 2, as indicated in this report.

Quotes from broker-dealers, adjusted for fluctuations in criteria such as credit spreads and interest rates, may also be used to value the Trust’s assets and liabilities, i.e. prices provided by a broker-dealer or other market participant who has not committed to trade at that price. Although quotes are typically received from established market participants, the Trust may not have the transparency to view the underlying inputs which support the market quotations. Significant changes in a quote would generally result in significant changes in the fair value of the security.

Certain fixed income securities are valued by obtaining a monthly quote from a broker-dealer, adjusted for fluctuations in criteria such as credit spreads and interest rates.

Certain loans and other securities are valued using a single daily broker quote or a price from a third party vendor based on a single daily or monthly broker quote.

The inputs or methodologies used for valuing securities are not necessarily an indication of the risk associated with investing in those securities. The suitability of the techniques and sources employed to determine fair valuation are regularly monitored and subject to change.

Note 4 – Federal Income Tax Information

The Trust intends to comply with the provisions of Subchapter M of the Internal Revenue Code applicable to regulated investment companies and will distribute substantially all taxable net investment income and capital gains sufficient to relieve the Trust from all, or substantially all, federal income, excise and state income taxes. Therefore, no provision for federal or state income tax or federal excise tax is required.

Tax positions taken or expected to be taken in the course of preparing the Trust's tax returns are evaluated to determine whether the tax positions are “more-likely-than-not” of being sustained by the applicable tax authority. Tax positions not deemed to meet the more-likely-than-not threshold would be recorded as a tax benefit or expense in the current year. Management has analyzed the Trust's tax positions taken, or to be taken, on U.S. federal income tax returns for all open tax years, and has concluded that no provision for income tax is required in the Trust's financial statements. The Trust's U.S. federal income tax returns are subject to examination by the Internal Revenue Service for a period of three years after they are filed.

At August 31, 2022, the cost of investments for U.S. federal income tax purposes, the aggregate gross unrealized appreciation for all investments for which there was an excess of value over tax cost, and the aggregate gross unrealized depreciation for all investments for which there was an excess of tax cost over value, were as follows:

Tax Cost	Tax Unrealized Appreciation	Tax Unrealized Depreciation	Net Tax Unrealized Appreciation (Depreciation)
$574,540,552	$22,433,200	$ (70,704,100)	($48,270,900)

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Note 5 – Unfunded Loan Commitments

Pursuant to the terms of certain loan agreements, the Trust held unfunded loan commitments as of August 31, 2022. The Trust is obligated to fund these loan commitments at the borrower’s discretion.

The unfunded loan commitments as of August 31, 2022, were as follows:

Borrower	Maturity Date		Face Amount~	Value
Polaris Newco LLC	06/04/26		705,000	$66,263
RLDatix	04/27/26		700,000	14,350
The Facilities Group	11/30/27		181,609	4,716
Vertical (TK Elevator)	01/29/27	EUR	773,781	58,501
				$143,830

* The face amount is denominated in U.S. dollars unless otherwise indicated. EUR - Euro

Note 6– Restricted Securities

The securities below are considered illiquid and restricted under guidelines established by the Board:

Restricted Securities	Acquisition Date	Cost	Value
Central Storage Safety Project Trust
4.82% due 02/01/38[1]	02/02/18	$7,720,496	$6,683,792
Freddie Mac Military Housing Bonds Resecuritization Trust Certificates
2015-R1 5.94% (WAC) due 11/25/52[2]	09/10/19	87,440	77,129
Mirabela Nickel Ltd.
due 06/24/19[3]	12/31/13	87,217	4,816
		$7,895,153	$6,765,737

1	All or a portion of these securities have been physically segregated in connection with borrowings, unfunded loan commitments, and reverse repurchase agreements.
2	Variable rate security. Rate indicated is the rate effective at August 31, 2022. In some instances, the effective rate is limited by a minimum rate floor or a maximum rate cap established by the issuer. The settlement status of a position may also impact the effective rate indicated. In some cases, a position may be unsettled at period end and may not have a stated effective rate. In instances where multiple underlying reference rates and spread amounts are shown, the effective rate is based on a weighted average.
3	Security is in default of interest and/or principal obligations.

NOTES TO SCHEDULE OF INVESTMENTS (Unaudited)	August 31, 2022

Note 7 – COVID-19 and Other Market Risks

The COVID-19 pandemic and the recovery response has caused and continues to cause at times reduced consumer demand and economic output, supply chain disruptions, market closures, travel restrictions, quarantines, and disparate global vaccine distributions. As with other serious economic disruptions, governmental authorities and regulators have responded in recent years to this situation with significant fiscal and monetary policy changes. These included providing direct capital infusions into companies, introducing new monetary programs, and lowering interest rates. In some cases, these responses resulted in high inflation, low interest rates, and negative interest rates (which have since risen). Recently, the United States and other governments have also made investments and engaged in infrastructure modernization projects that have also increased public debt and spending. These actions, including their reversal or potential ineffectiveness, could further increase volatility in securities and other financial markets, reduce market liquidity, continue to cause higher inflation, heighten investor uncertainty, and adversely affect the value of the Trust’s investments and the performance of the Trust. These actions also contribute to a risk that asset prices have a high degree of correlation across markets and asset classes. The duration and extent of COVID-19 over the long term cannot be reasonably estimated at this time. The ultimate impact of COVID-19 and the extent to which COVID-19 impacts the Trust will depend on future developments, which are highly uncertain and difficult to predict.

The value of, or income generated by, the investments held by the Trust are subject to the possibility of rapid and unpredictable fluctuation, and loss. These movements may result from factors affecting individual companies, or from broader influences, including real or perceived changes in prevailing interest rates (which have since risen and may continue to rise), changes in inflation rates or expectations about inflation rates (which are currently elevated relative to normal conditions), adverse investor confidence or sentiment, changing economic, political (including geopolitical), social or financial market conditions, increased instability or general uncertainty, environmental disasters, governmental actions, public health emergencies (such as the spread of infectious diseases, pandemics and epidemics), debt crises, actual or threatened wars or other armed conflicts (such as the current Russia-Ukraine conflict and its risk of expansion or collateral economic and other effects) or ratings downgrades, and other similar events, each of which may be temporary or last for extended periods. Moreover, changing economic, political, geopolitical, social, financial market or other conditions in one country or geographic region could adversely affect the value, yield and return of the investments held by the Trust in a different country or geographic region and economies, markets and issuers generally because of the increasingly interconnected global economies and financial markets.

OTHER INFORMATION (Unaudited)	August 31, 2022

Sector Classification

Information in the “Schedule of Investments” is categorized by sectors using sector-level classifications defined by Bloomberg Industry Classification System, a widely recognized industry classification system provider. In the Trust’s registration statement, the Trust has investment policies relating to concentration in specific industries. For purposes of these investment policies, the Trust usually classifies industries based on industry-level classifications used by widely recognized industry classification system providers such as Bloomberg Industry Classification System, Global Industry Classification Standards and Barclays Global Classification Scheme.